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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 April 6, 2001


                               FILM ROMAN, INC.
              --------------------------------------------------
              (Exact name of registrant as specified in charter)

       Delaware                   000-29642           95-4585357
(State or other jurisdiction    (Commission         (IRS Employer
     of incorporation)          File Number)      Identification No.)

                        12020 Chandler Blvd., Suite 200
                       North Hollywood, California 91607
             ----------------------------------------------------
             (Address of Principal Executive Offices)  (ZIP Code)

                                (818) 761-2544
              --------------------------------------------------
              Registrant's Telephone Number, Including Area Code

                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On April 6, 2001, Film Roman, Inc. (the "Company") announced, in relation to the definitive Stock Purchase Agreement with Pentamedia Graphics, Ltd., that it appears Pentamedia is not prepared to close the transaction on the terms agreed to by the parties and approved by the Company's stockholders. The Company's Board of Directors has rejected Pentamedia's alternative proposals to restructure the transaction. However, the Company has extended the closing date until April 13, 2001, and discussions between the parties are continuing.

     A copy of the release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
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Item 7. FINANCIAL STATEMENTS AND Exhibits.

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

          (1) 99.1 Press Release dated April 6, 2001, of the Company.

                                       3
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FILM ROMAN, INC.


                                   By: /s/ John Hyde
                                       -------------------------------------
                                       John Hyde, President and
                                       Chief Executive Officer and Director

Dated:  April 6, 2001

                                       4
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                                 EXHIBIT INDEX



Exhibit    Description
-------    --------------

99.1       Press Release dated April 6, 2001, of the Company.

                                       5